 SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) of the SECURITIES EXCHANGE ACT OF 1934 Date of Report: _August 15, 2000___ --------------- STERLING MEDIA CAPITAL GROUP, INC. ---------------------------------- (Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation or organization)
                        _____ 2-85175W____                              ____22-1954716___
                             ---------                                      ----------
                        (Commission File Number)              (IRS Employer Identification Number)
7136 So. Yale Blvd, Suite 300, Tulsa, Oklahoma 74136 ---------------------------------------------------- (Address of principal executive offices)

918-524-3715

(Registrant's telephone number, including area code) Electro Kinetic Systems, Inc. 525 Washington Blvd., 36th Floor, Jersey City, NJ 07310 ------------------------------------------------------- (Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

         (a)      Financial Statements

                  NONE

         (b)      Exhibits.

         Exhibit No.                Description
         ----------                 -----------

         16                         Letter Regarding Change in Principal Accountant by Wiss and Company LLP

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING MEDIA CAPITAL GROUP, INC. ---------------------------------- By: /s/ Dwight L. Pierce ------------------------------------------------ Dwight L. Pierce, President Date: August 25, 2000

EXHIBIT 16

Office of the Chief AccountantSecurities
and Exchange Commission450
Fifth Street N.W.

Washington, D.C. 20549 Dear Sir:

We have read the paragraphs of item 4 included in the Form 8-K dated August 15, 2000 for Sterling Media Capital Group, Inc. field with the Securities and Exchange Commission and are in agreement with the statements contained therein.

WISS AND COMPANY, LLP August 16, 2000